THE VILLA AT GREELEY, LLC




                              FINANCIAL STATEMENTS




                          Year Ended December 31, 1998

                                TABLE OF CONTENTS

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Independent Auditors' Report..................................................2

BALANCE SHEET.................................................................3

STATEMENT OF OPERATIONS AND MEMBERS' EQUITY...................................4

STATEMENT OF CASH FLOWS.......................................................5

NOTES TO FINANCIAL STATEMENTS.................................................8

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ANDERSON & WHITNEY, P.C.
Certified Public Accountants and Business advisors
--------------------------------------------------

1001 Ninth Avenue
Greeley, Colorado 80631-4046

(970) 352-7990        FAX (970) 352-1855
E-mail Address: CPA@awhiteny.com


                          Independent Auditors' Report
                          ----------------------------


Members and Board of Mangers
The Villa at Greeley, LLC
Greeley, Colorado

      We have audited the accompanying balance sheet of The Villa at Greeley, LLC (a Colorado limited liability corporation) as of December 31, 1998, and the related statements of operations and members' equity, and cash flows for the year ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts of disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Villa at Greeley, LLC as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with the generally accepted accounting principles.


                                             Anderson & Whitney, P.C.

February 25, 1999



                                    MEMBER OF
               AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
   SEC AND PRIVATE COMPANIES PRACTICE SECTIONS - AICPA DIVISION FOR CPA FIRMS
                        ACCOUNTING FIRMS ASSOCIATED, INC.

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THE VILLA AT GREELEY, LLC

BALANCE SHEET

---------------------------------------------------------------------------------------------
December 31                                                                          1998
---------------------------------------------------------------------------------------------
ASSETS
Current Assets:
  Cash                                                                           $     33,627
  Assets limited as to use                                                             64,367
  Accounts receivable, net of allowance for doubtful
    accounts of $-0-                                                                  383,404
  Prepaid expenses and other                                                           28,342
----------------------------------------------------------------------------------------------
    Total Current Assets                                                              509,740
----------------------------------------------------------------------------------------------
Property and Equipment:
  Land                                                                                317,811
  Furniture and equipment                                                             197,678
  Automobiles                                                                         262,935
  Leasehold improvements                                                              558,600
                                                                                --------------
                                                                                    1,337,024
  Less:  Accumulated depreciation and amortization                                    587,750
----------------------------------------------------------------------------------------------
                                                                                      749,274
  Construction in progress                                                              3,299
----------------------------------------------------------------------------------------------
    Total Property and Equipment                                                      752,573
----------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                     $  1,262,313
==============================================================================================

LIABILITIES
Current Liabilities:
  Note payable                                                                   $    150,000
  Accounts payable                                                                     56,307
  Accrued expenses and other                                                          383,051
  Resident and client trust funds                                                      64,367
  Current portion of long-term debt                                                    82,639
----------------------------------------------------------------------------------------------
    Total Current Liabilities                                                         736,364

Long-Term Debt                                                                        438,052
----------------------------------------------------------------------------------------------
  Total Liabilities                                                                 1,174,416
----------------------------------------------------------------------------------------------
MEMBERS' EQUITY                                                                        87,897
----------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND MEMBERS' EQUITY                                            $  1,262,313
==============================================================================================

See Accompanying Notes to Financial Statements.

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THE VILLA AT GREELEY, LLC

STATEMENT OF OPERATIONS AND MEMBERS' EQUITY

---------------------------------------------------------------------------------------------
Year Ended December 31                                                               1998
---------------------------------------------------------------------------------------------
Revenue:
  Restitution Center                                                             $  2,138,026
  Residential Treatment Center                                                      1,467,830
  Villa Living Center                                                                 823,644
  Transitional Center for Women                                                       121,202
  Outpatient                                                                           80,181
  Other revenue                                                                       129,588
---------------------------------------------------------------------------------------------
    Total Operating Revenue                                                         4,760,471
---------------------------------------------------------------------------------------------
Operating Expenses:
  Restitution Center                                                                1,894,208
  Residential Treatment Center                                                      1,477,272
  Villa Living Center                                                               1,156,435
  Transitional Center for Women                                                       104,440
  Outpatient                                                                           24,249
---------------------------------------------------------------------------------------------
    Total Operating Expenses                                                        4,656,604
---------------------------------------------------------------------------------------------
Earnings from Operations                                                              103,867
---------------------------------------------------------------------------------------------
Other Income (Expense):
  Gain on sale of property and equipment                                               52,400
  Miscellaneous income                                                                  1,702
---------------------------------------------------------------------------------------------
    Total Other Income (Expense) - net                                                 54,102
---------------------------------------------------------------------------------------------
NET EARNINGS                                                                          157,969
Members' Equity, January 1, 1998                                                       64,140
Distributions paid                                                                   (134,212)
----------------------------------------------------------------------------------------------

Members' Equity, December 31, 1998                                               $     87,897
=============================================================================================


See Accompanying Notes to Financial Statements.

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THE VILLA AT GREELEY, LLC

STATEMENT OF CASH FLOWS

----------------------------------------------------------------------------------------------
Year Ended December 31                                                               1998
----------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
  Cash received from residents, clients, and third party payors                  $  4,705,428
  Cash paid to suppliers and employees                                             (4,566,575)
  Interest paid                                                                       (53,452)
----------------------------------------------------------------------------------------------
    Net Cash Provided by Operating Activities                                          85,401
----------------------------------------------------------------------------------------------
Cash Flows from Investing Activities:
  Purchase of property and equipment                                                 (132,771)
  Proceeds from sale of property and equipment                                         90,742
  Construction in progress                                                             (6,191)
----------------------------------------------------------------------------------------------
    Net Cash Used by Investing Activities                                             (48,220)
----------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
  Proceeds from:
    Note payable                                                                      518,000
    Long-term debt                                                                     77,698
  Principal payments on:
    Note payable                                                                     (430,000)
    Long-term debt                                                                    (90,592)
  Repayment of advances from related party                                            (10,824)
  Cash distributions paid                                                             (97,938)
----------------------------------------------------------------------------------------------
    Net Cash Used by Financing Activities                                             (33,656)
----------------------------------------------------------------------------------------------
Net Increase in Cash                                                                    3,525
Cash, Beginning of Year                                                                30,102
----------------------------------------------------------------------------------------------

Cash, End of Year                                                                $     33,627
=============================================================================================


Continued on next page.

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


----------------------------------------------------------------------------------------------
Year Ended December 31                                                                1998
----------------------------------------------------------------------------------------------
Reconciliation of Net Earnings to Net Cash
  Provided by Operating Activities:
  Net earnings                                                                     $  157,969
  Adjustments:
    Depreciation and amortization                                                      63,430
    Gain on sale of property and equipment                                            (52,400)
    (Increase) decrease in:
      Accounts receivable                                                             (56,745)
      Prepaid expenses and other                                                      (23,703)
    Increase (decrease) in:
      Accounts payable                                                                (76,939)
      Accrued expenses and other                                                       73,789
----------------------------------------------------------------------------------------------

Net Cash Provided by Operating Activities                                          $   85,401
==============================================================================================


Supplemental Disclosures of Noncash Financing
  and Investing Activities:
  Distributions of vehicles to members                                             $   36,374
==============================================================================================


See Accompanying Notes to Financial Statements.

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THE VILLA AT GREELEY, LLC

NOTES TO FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies:
     The accounting and reporting policies of The Villa at Greeley, LLC (the Company) conform to generally accepted accounting principles. The following summary of significant accounting policies is presented to assist the reader in evaluating these financial statements.

Description of Business:
     The Company, organized in Colorado in 1984, provides the following services: The Villa Living Center is a 72-bed health care facility serving persons of all ages who cannot live safely alone, but who do not need nursing home care. The Restitution Center is a community-based correctional facility for minimum risk offenders. The Residential Treatment Center is a drug and alcohol treatment program for offenders.

     The  Transitional  Center  for  Women  is  a  transitional   "pre-community
corrections" program for high-needs female offenders.

Resident and Client Trust Funds:
     The Company receives and holds personal funds of residents and clients residing in its facilities. Personal funds of $64,367 are reported as assets limited as to use at December 31, 1998 with an offsetting liability entitled resident and client trust funds.

Property and Equipment:
     Property and equipment are recorded at acquisition cost. Depreciation is computed using accelerated methods over the estimated useful lives of the assets.

Operating Revenue:
     Operating revenue is reported at amounts billed to residents, third-party payors, and others for service rendered. Revenue under third-party payor agreements may be subject to audit and retroactive adjustment.

Allocation of Expenses:
     The Company allocates all general and administrative expenses to its programs in order to provide management with the total costs for each program.




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Note 1 - Summary of Significant Accounting Policies - Continued:
Income Taxes:
     Effective August 1, 1997, the Company converted from an S corporation to a Colorado limited liability company (LLC). Limited liability companies are treated like partnerships for federal income tax purposes and do not incur income taxes. Instead, its earnings and losses are included in the personal tax returns of the members and taxed depending on their personal tax situations. Accordingly, the financial statements do not reflect a provision for income taxes.

Use of Estimates:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


Note 2 - Note Payable:

----------------------------------------------------------------------------------------------
December 31                                                                            1998
----------------------------------------------------------------------------------------------

Revolving  $150,000  line of credit with a bank maturing in March 1999
(subsequently  renewed to March 2000), interest payable quarterly at 1% over the prime rate quoted by the Wall Street  Journal  (actual  rate of 9.5% at December
31,  1998),  collateralized  by accounts  receivable  and  general  intangibles,
personally guaranteed by two members                                                 $ 150,000
==============================================================================================



Note 3 - Long-Term Debt:

----------------------------------------------------------------------------------------------
December 31                                                                             1998
----------------------------------------------------------------------------------------------

Note  payable  to a bank  in  monthly  installments  of  $4,527,  including interest  9.5%,  final payment due in August 2007,  collateralized  by a deed of
trust, personally guaranteed by the members                                          $ 318,000


Various notesto  financial  institutions in monthly  installments  interest from  8.5% to 9.5%,  final  payments  due from 1999 to 2001,  collateralized  by
vehicles                                                                             $  99,185

Loan  payable  to the  State  of  Colorado  in  monthly  installments  of  $990, noninterest bearing,  final payment due in July 2007,  collateralized by
facility improvements                                                                $ 103,006
----------------------------------------------------------------------------------------------
                                                                                       520,691
Less:  Current Portion                                                                  82,639
----------------------------------------------------------------------------------------------
                                                                                     $ 438,052
==============================================================================================


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


THE VILLA AT GREELEY, LLC

NOTES TO FINANCIAL STATEMENTS -- Continued


Note 3 - Long-Term Debt - Continued:
     As of December 31, 1998, annual maturities of long-term debt for each of the next five years are as follows:

-------------------------------------------------------------------------------
 Year Ending                                                          Annual
 December 31                                                        Maturities
-------------------------------------------------------------------------------
    1999                                                            $  82,639
    2000                                                               79,084
    2001                                                               56,236
    2002                                                               45,288
    2003                                                               48,603
    Thereafter                                                        208,841


Note 4 - Operating Lease:
     The Company leases its facilities from a related party at $7.04 per square foot on a month-to-month basis for $54,478 per month. The Company is responsible for insurance, property taxes, utilities, and maintenance on the property. Total rent expense for 1998 was $637,843.


Note 5 - Retirement Plan:
     The Company has a 401(k) profit sharing plan covering substantially all employees who are at least 21 years old and have completed six months of service. Employee contributions must be at least 2% and no more than 15% of eligible compensation and are matched 75% by the Company up to a maximum of 6% of the employee's compensation per year. Employees are fully vested after five years of service. The Company's contribution to the plan was $93,636 for 1998.


Note 6 - Concentration of Credit Risk:
     Through the Restitution Center and the Residential Treatment Center, the Company provides various services for the State of Colorado under annually-renewable contracts. For the year ended December 31, 1998, the Company recorded revenue of $3,020,851 under these contracts. Funding for the Villa Living Center and other programs is provided from other sources, including Medicaid and federal programs.

     At December 31, 1998, the Company had accounts receivable of $299,740 from the State of Colorado. The Company's policy is to not obtain collateral on accounts receivable.


Note 7 - Interest Expenses:
     The amount of interest expense incurred in 1998 was $52,641, all of which was charged to operations.


                                       -9-